Exhibit 1.1
—
MAY 24, 2023
ABB Ltd, Zurich
Articles of Incorporation
This is a translation of the original

German version. In case

of any discrepancy, the German version shall prevail.

ARTICLES OF INCORPORATION
—
SECTION 1
Name, Place of Incorporation,
Purpose and Duration
Name, Place of
Incorporation
Article 1
Under the name

ABB Ltd

ABB AG

ABB SA

there exists a corporation with its

place of incorporation in Zurich.
Purpose
Article 2
1.

The purpose of the Company is

to hold interests in business enterprises,

particularly in enterprises
active in the areas of industry,

trade and services.
2.

The Company may acquire, encumber,

exploit or sell real estate

and intellectual property rights in
Switzerland and abroad and may

also finance other companies.
3.

The Company may engage

in all types of transactions

and may take all measures that

appear
appropriate to promote, or that

are related to, the purpose

of the Company.
4.

In pursuing its purpose, the Company

shall strive for long-term

sustainable value creation.
Duration
Article 3
The duration of the Company shall

be unlimited.

2/18

ARTICLES OF INCORPORATION
—
SECTION 2

Share Capital
Share Capital
Article 4
1

The share capital of the Company

is CHF 225,840,309.00

and is divided into 1,882,002,575

fully paid
registered shares. Each share

has a par value of CHF

0.12.
Contingent

Share Capital
Article 4
BIS
1

The share capital may be increased

in an amount not to exceed

CHF 25,200,000 through

the
issuance of up to 210,000,000

fully paid registered shares with

a par value of CHF 0.12

per share.

a)

up to the amount of CHF 24,000,000

through the exercise of conversion

rights and/or warrants
granted in connection with the issuance

on national or international capital

markets of newly or
already issued bonds or other

financial market instruments

by the Company or one of

its group
companies, and

b)

up to the amount of CHF 1,200,000

through the exercise of warrant

rights granted to the
shareholders by the Company or

one of its group companies.

The Board of Directors may

grant
warrant rights not taken up by shareholders

for other purposes in the

interest of the Company.
The pre-emptive rights of the shareholders

shall be excluded in connection

with the issuance of
convertible or warrant-bearing bonds

or other financial market instruments

or the grant of warrant
rights. The then current owners

of conversion rights and/or

warrants shall be entitled

to subscribe for
the new shares. The conditions

of the conversion rights and/or

warrants shall be determined

by the
Board of Directors.
2

The acquisition of shares through

the exercise of conversion

rights and/ or warrants and

each
subsequent transfer of the shares

shall be subject to the

restrictions of Art. 5 of these

Articles of
Incorporation.
3

In connection with the issuance

by the Company or one of

its group companies of convertible

or
warrant-bearing bonds or other

financial market instruments,

the Board of Directors shall

be
authorized to restrict or deny the

advance subscription rights

of shareholders if such

issuances are
for the purpose of financing

or refinancing the acquisition

of an enterprise, parts of

an enterprise,
participations or new investments

or the issuance on national or

international capital markets.

If
advance subscription rights

are denied by the Board of Directors,

the following shall apply:

the
convertible or warrant-bearing bonds

or other financial market instruments

shall be issued at the
relevant market conditions and the

new shares shall be issued

pursuant to the relevant

market
conditions taking into account

the share price and/or other comparable

instruments having a market
price. Conversion rights may

be exercised during a maximum

10-year period, and warrants

may be
exercised during a maximum

7-year period, in each case

from the date of the respective

issuance.
The advance subscription rights

of the shareholders may

be granted indirectly.
4

The share capital may be increased

in an amount not to exceed

CHF 11,284,656

through the
issuance of up to 94,038,800

fully paid registered shares with

a par value of CHF 0.12

per share by
the issuance of new shares to

employees of the Company

and group companies. The pre

-emptive
and advance subscription rights

of the shareholders of the Company

shall thereby be excluded. The
shares or rights to subscribe for

shares shall be issued to

employees pursuant to one or

more
regulations to be issued by the

Board of Directors, taking

into account performance, functions,

levels
of responsibility and profitability criteria.

Shares or subscription rights

may be issued to employees at
a price lower than that quoted

on the stock exchange.
5

The acquisition of shares within

the context of employee share

ownership and each subsequent
transfer of the shares shall

be subject to the restrictions

of Art. 5 of these Articles of

Incorporation.
3/18

ARTICLES OF INCORPORATION
Capital Band
Article 4
ter
1

The Company has a capital

band ranging from CHF 212,192,469

(lower limit) to CHF

259,346,349
(upper limit). The Board of Directors

shall be authorized within

the capital band to increase

or reduce
the share capital once or several

times and in any amounts

or to acquire or dispose of

shares directly
or indirectly, until

March 23, 2028, or

until an earlier expiry of the

capital band.

The capital increase
or reduction may be effected

by issuing up to 196,474,500

fully paid-in registered shares

with a par
value of CHF 0.12 each and cancelling

up to 196,474,500 registered

shares with a par value

of CHF
0.12 each, as applicable, or by

increasing or reducing the

par value of the existing shares

within the
limits of the capital band.
2

In the event of an issue of shares,

the subscription and acquisition

of the new shares, as well

as
each subsequent transfer of the

shares, shall be subject

to the restrictions of Art.

5 of these Articles
of Incorporation.
3

In the event of a capital increase

within the capital band,

the Board of Directors shall,

to the extent
necessary, determine

the date of issue, the issue

price, the type of contribution

(including cash
contribution, contribution in kind, set

-off, and conversion of

reserves or of profit carried

forward into
share capital), the conditions

for the exercise of pre-emptive

rights, and the beginning date

for
dividend entitlement. In this regard,

the Board of Directors

may issue new shares by

means of a firm
underwriting through a financial

institution, a syndicate of

financial institutions or

another third party
and a subsequent offer

of these shares to the existing shareholders

or third parties (if the pre-
emptive rights of the existing

shareholders have been withdrawn

or have not been duly exercised).
The Board of Directors is entitled

to permit, to restrict or to

exclude the trade with pre-emptive

rights.
It may permit the expiration of

pre-emptive rights that have not

been duly exercised,

or it may place
such rights or shares as to which

pre-emptive rights have

been granted but not duly exercised,

at
market conditions or may use

them otherwise in the interest

of the Company.
4

In the event of an issue of shares,

the Board of Directors is

further authorized to restrict

or deny the
pre-emptive rights of shareholders

and allocate such rights to third

parties if the shares

are to be
used:
a)

for the acquisition of an enterprise,

parts of an enterprise, or participations,

or for new
investments, or, in case

of a share placement, for

the financing or refinancing

of such
transactions; or
b)

for the purpose of broadening

the shareholder constituency

in connection with a listing

of shares
on domestic or foreign stock

exchanges.
5

After a change of the par value,

new shares shall be issued

within the capital band with

the same par
value as the existing shares.
6

If the share capital increases

as a result of an increase from

contingent share capital

pursuant to the
Art. 4bis of these Articles of Incorporation,

the upper and lower limits

of the capital band shall
increase in an amount corresponding

to such increase in the share

capital.

7

In the event of a reduction of

the share capital within the

capital band, the Board of Directors

shall, to
the extent necessary,

determine the use of the reduction

amount.
Exclusion of Pre-
emptive and

Advance Subscrip-
tion Rights
Article 4
quater
Until March 23, 2028, or an

earlier expiry of the capital band,

the total number of

newly issued shares
which may be issued with the

restriction or withdrawal

of (advance) subscription rights (i)

from the
contingent share capital pursuant

to Art. 4
bis

para. 1a of these Articles of Incorporation,

and (ii) from
the capital band pursuant to

Art. 4
ter

of these Articles of Incorporation,

in any event shall not exceed
196,474,500 new shares.
4/18

ARTICLES OF INCORPORATION
Share Register and
Restrictions on
Registration,
Nominees
Article 5
1

The Company shall maintain a share

register listing the surname

and first name (in the case

of legal
entities, the company name) and

address (in the case

of legal entities, the place of

incorporation) of
the holders and usufructuaries

of the registered shares.

A person registered in the share

register
shall notify the share registrar

of any change in contact information.

Communications from the
Company shall be deemed to

have been validly made

if sent to the shareholder’s or

authorized
delivery agent’s last registered

contact information in

the share register.
2

Acquirers of registered shares shall

be registered upon request

in the share register as shareholders
with the right to vote, provided

that they expressly declare

that they acquired the registered

shares in
their own name and for their

own account, and that there

is no agreement on the redemption

of the
relevant shares and that they

bear the economic risk associated

with the shares.

3

If persons fail to expressly make

the declarations pursuant to

para. 2 of this Article in their
registration application (the “Nominees”),

the Board of Directors shall

enter such persons in the share
register with the right to vote,

provided that the Nominee has

entered into an agreement with

the
Board of Directors concerning

his status and is subject to

a recognized bank or financial

market
supervision.
4

After hearing the registered shareholder

or Nominee, the Board

of Directors may cancel registrations
in the share register,

retroactive to the date

of registration, if such registrations

were made based on
incorrect information. The relevant

shareholder or Nominee

shall be informed immediately

as to the
cancellation.
5

The Board of Directors shall regulate

the details and issue the

instructions necessary for

compliance
with the preceding provisions.

In special cases, it may

grant exemptions. The Board

of Directors may
delegate its duties.
6

Notwithstanding paras. 2–4 of this

Article, acquirers of registered shares

may be registered in the
share register with Euroclear

Sweden AB (“Euroclear”)

in accordance with Swedish law.
Share Certificates and
Intermediated
Securities
Article 6
1

The Company may issue its

registered shares as uncertificated

securities pursuant to

Art. 973c or
973d CO, as intermediated securities

in the sense of the Federal

Act on Intermediated Securities,

or
in the form of single or global certificates.

Under the conditions set

forth by statutory law,

the
Company may convert its registered

shares from one form into

another form at any time

and without
the approval of the shareholders.

The Company shall bear the cost

of any such conversion.
2

If registered shares are issued

in the form of single certificates

or global certificates, they shall

bear
the signatures of two members

of the Board of Directors.

These signatures may

be facsimile
signatures.

3

The shareholder has no right

to demand a conversion of the

form of the registered shares.

In
particular, the shareholder

has no claim to the certification

of the membership in a security.

Each
shareholder may,

however, at any

time request a written confirmation

from the Company of the
registered shares held by such shareholder,

as reflected in the share

register.
4

Intermediated securities based

on registered shares of the Company

cannot be transferred by way

of
assignment. A security interest in

any such intermediated securities

also cannot be granted by way

of
assignment.
5

Uncertificated registered shares

registered with Euroclear

may be pledged in accordance

with
Swedish law.
5/18

ARTICLES OF INCORPORATION
Exercise of Rights
Article 7
1

The Company shall only accept

one representative per share.
2

The right to vote and rights relating

thereto under a registered share

may be exercised vis-à-vis the
Company only by a shareholder,

usufructuary or Nominee registered

in the share register with the
right to vote.
Dividend Access
Facility
Article 8
1

The Company has established

a dividend access facility under

which shareholders who

are resident
in Sweden have the option to

be registered with Euroclear as

holders of a total of up to

600,004,716
registered shares of the Company,

with suspended dividend entitlement.

The claim to dividends
against the Company on such registered

shares shall be suspended

as long as such registered
shares are registered with Euroclear.

In lieu thereof, on each such

registered share, an amount
equivalent to the dividend resolved

on a registered share of the

Company shall be paid

in Swedish
krona by ABB Norden Holding

AB based on the dividend

entitlement on a preference share.
2

In deciding on the appropriation

of dividends, the General Meeting

of Shareholders shall take

into
account that the Company will

pay dividends only on shares

that do not participate in

the dividend
access facility.
6/18

ARTICLES OF INCORPORATION
—
SECTION 3

Corporate Bodies
A. General Meeting of Shareholders
Competence
Article 9
The General Meeting of Shareholders

is the supreme body

of the Company.
Ordinary General
Meetings
Article 10
The Ordinary General Meeting

of Shareholders shall be

held each year within six months

after the close
of the fiscal year of the Company;

the business report, the compensation

report,

the Auditors’ reports,
and the report on non-financial

matters shall be made available

to the shareholders by no later

than
twenty days prior to the

meeting.

Extraordinary General
Meetings
Article 11
1

Extraordinary General Meetings

of Shareholders shall be

held when deemed necessary

by the Board
of Directors or the Auditors.
2

Furthermore, Extraordinary General

Meetings of Shareholders

shall be convened upon

resolution of
a General Meeting of Shareholders

or if this is requested by

one or more shareholders who

represent
an aggregate of at least 5

percent of the share capital

or votes and who submit a

petition signed by
such shareholder(s), specifying

the items for the agenda

and the proposals.
Notice and Venue

of
General Meetings
Article 12
1

Notice of General Meetings

of Shareholders shall be given

by the Board of Directors

or, if necessary,
by the Auditors, by no later than

twenty days prior to the

meeting date. Notice of the

meeting shall be
given by way of a single

announcement pursuant to Art.

41 of these Articles of Incorporation.
Liquidators and representatives

of bondholders shall also be

entitled to call a General Meeting

of
Shareholders.
2

The notice shall include:

1. date, beginning, mode and venue

of the General Meeting of Shareholders
2. the agenda
3. the proposals of the Board

of Directors together with

a brief statement of the reasons
4. proposals of the shareholders,

if any, together

with a brief statement

of the reasons
5. name and address of the independent

proxy.
3

The Board of Directors shall

determine the venue of the General

Meeting of Shareholders.
4

The Board of Directors can

determine that the General Meeting

of Shareholders be held
simultaneously at different

locations, provided that the contributions

of the participants are
transmitted directly in video

and audio to all venues and/or

that shareholders, who

are not present at
the venue(s) of the General Meeting

of Shareholders may exercise

their rights by electronic

means.
5

Alternatively, the

Board of Directors may also

provide that the General Meeting

of Shareholders will
be held by electronic means without

a venue.

7/18

ARTICLES OF INCORPORATION
Agenda
Article 13
1

One or more shareholders who,

alone or together,

hold at least 0.02 percent

of the share capital or
votes may demand that an item

be included on the agenda

or that a proposal relating to

an agenda
item be included in the notice

convening the General

Meeting of Shareholders. Such

a request must
be received by the Company

in writing at least forty days

prior to the meeting and shall specify

the
agenda items and the proposal

or proposals together with

a brief statement of the reasons.

2

No resolutions may be passed

at a General Meeting of Shareholders

concerning agenda items for
which proper notice was not given.

This provision shall not apply,

however, to proposals

made during
a General Meeting of Shareholders

to convene an Extraordinary

General Meeting of Shareholders

or
to initiate a special investigation

.
3

No previous notification shall be

required for proposals concerning

items included on the agenda

and
for debates as to which no vote

is taken.
Presiding Officer,
Minutes, Vote
Counters
Article 14
1

The Chairman of the Board or,

in his absence, a Vice

-Chairman or any other Member

appointed by
the Board, shall take the chair.

2

The presiding officer shall

have all powers and authority

necessary to ensure the

orderly and
undisturbed conduct of the General

Meeting of Shareholders.
3

The presiding officer shall

appoint the minute-taker and

the vote counters. The

minutes shall be
signed by the presiding officer

and the secretary.

4

The resolutions and election results

shall be made available electronically

within 15 days after the
General Meeting of Shareholders,

stating the exact proportion

of votes; each shareholder

may
request that the minutes be made

available to him within

30 days after the General

Meeting of
Shareholders.
Proxies
Article 15
1

The Board of Directors shall

issue procedural rules regarding

participation in and representation

at
the General Meeting of Shareholders.

2

A shareholder may be represented

by the independent proxy ("Unabhängiger

Stimmrechtsvertreter"),
his legal representative or,

by means of a written proxy,

any other proxy who need

not be a
shareholder.

All shares held by one shareholder

may be represented by only one

representative.

3

The General Meeting of Shareholders

shall elect the independent

proxy for a term of office

extending
until completion of the next Ordinary

General Meeting of Shareholders.

Re-election is possible.

4

If the Company does not have

an independent proxy,

the Board of Directors shall

appoint the
independent proxy for the next General

Meeting of Shareholders.
Voting Rights
Article 16
Subject to Art. 5 para. 2 of these

Articles of Incorporation,

each share shall grant

the right to one vote.
Resolutions, Elections
Article 17
1

Unless otherwise required by law

or these Articles of Incorporation,

the General Meeting

of
Shareholders shall pass resolutions

and decide elections upon a

majority of the votes represented.
2

The presiding officer of the General

Meeting of Shareholders shall

determine whether resolutions
and elections are to be decided

by open ballot, in writing

or electronically.
8/18

ARTICLES OF INCORPORATION
3

The presiding officer may

at any time order that an election

or resolution be repeated if, in

his view,
the results of the vote are in

doubt. In this case, the

preceding election or resolution shall

be deemed
to have not occurred.
4

If the first ballot fails to result

in an election and more than

one candidate is standing for

election, the
presiding officer shall order

a second ballot in which

a relative majority shall be

decisive.
Specific Powers of
the General Meeting
Article 18
The following powers shall

be vested exclusively in the General

Meeting of Shareholders:
a)

adoption and amendment of the Articles

of Incorporation
b)

election of the members of the

Board of Directors, the Chairman

of the Board of Directors, the
members of the Compensation Committee,

the Auditors and the independent

proxy
c)

approval of the annual management

report and consolidated financial

statements
d)

approval of the annual financial

statements and decision

on the allocation of profits

shown on the
balance sheet, in particular with

regard to dividends
e)

the determination of interim

dividends and the approval of

the interim financial statements
required for this purpose
f)

the resolution on the repayment

of the statutory capital reserve
g)

approval of the compensation

of the Board of Directors

and of the Executive Committee

pursuant
to Art.

34 of these Articles of Incorporation
h)

granting discharge to the members

of the Board of Directors and

the persons entrusted with
management
i)

the delisting of the Company’s

equity securities
j)

the approval of the report on

non-financial matters
k)

passing resolutions as to all matters

reserved to the authority

of the General Meeting by

law or
under these Articles of Incorporation

or that are submitted to the

General Meeting by the

Board of
Directors, subject to Art. 716a Swiss

Code of Obligations.
Special
Quorum
Article 19
The approval of at least two-thirds

of the votes represented

and of a majority of the par

value of shares
represented shall be required

for resolutions of the General

Meeting of Shareholders,

in particular, with
respect to:
a)

a modification of the purpose

of the Company
b)

the creation of shares with increased

voting powers
c)

restrictions on the transfer of registered

shares and the removal

of such restrictions
d)

restrictions on the exercise of the

right to vote and the removal

of such restrictions
e)

the introduction of conditional share

capital or the introduction

of a capital band
f)

an increase in share capital through

the conversion of capital surplus,

through an in-kind contribution
or by set-off against a claim,

and a grant of special benefits
g)

the restriction or denial of pre-emptive

rights
h)

a transfer of the place of incorporation

of the Company
i)

the combination of shares,

if not the consent of all affected

shareholders is required
j)

the change of currency of the share

capital
k)

the introduction of the casting

vote of the presiding officer

in the General Meeting

of Shareholders
l)

the delisting of the Company’s

equity securities
m)

the introduction of an arbitration

clause in the Articles of

Incorporation
n)

the dissolution of the Company.
9/18

ARTICLES OF INCORPORATION
B. Board of Directors
Number
of Directors
Article 20
The Board of Directors shall consist

of no fewer than 7 and no more

than 13 members.
Election, Term
of Office
Article 21
1

The members of the Board of

Directors and the Chairman

of the Board of Directors

shall be
individually elected by the General

Meeting of Shareholders

for a term of office extending

until
completion of the next Ordinary General

Meeting of Shareholders.
2

Members whose terms of office

have expired shall be immediately

eligible for re-election.
3

If the office of the Chairman

of the Board of Directors

is vacant, the Board of Directors

shall appoint a
new Chairman from among

its members for a term of office

extending until completion

of the next
Ordinary General Meeting of Shareholders.
Organization
of the Board,
Reimbursement of
Expenses
Article 22
1

Except for the election of the

Chairman of the Board of Directors

and the members of the
Compensation Committee by the

General Meeting of Shareholders,

the Board of Directors shall
constitute itself. It may elect

from among its members

one or several Vice-Chairmen.

It shall appoint
a secretary who need not be

a member of the Board.
2

The members of the Board of

Directors shall be entitled to

the reimbursement of all

expenses
incurred in the interests of the Company.
Convening of
Meetings
Article 23
The Chairman shall convene

meetings of the Board of Directors

if and when the need arises or

whenever
a member or the chief executive

officer so requests in writing

or electronically.
Resolutions
Article 24
1

In order to pass resolutions, at

least a majority of the members

of the Board of Directors

must be
present. No attendance quorum

shall be required for resolutions

of the Board of Directors providing
for the amendment and the confirmation

of capital changes or a change

in the currency of the share
capital.
2

Resolutions of the Board of Directors

shall be adopted upon

a majority of the votes cast. In

the event
of a tie, the Chairman shall have

the casting vote.
3

Resolutions may be passed by way

of circulation (in writing

or electronically), provided

that no
member requests oral deliberation.
Specific Powers of the
Board
Article 25
1

The Board of Directors has, in

particular, the following

nondelegable and inalienable

duties:
a)

the ultimate direction of the

business of the Company and

the issuance of the necessary
instructions
b)

the determination of the organization

of the Company
c)

the administration of accounting, financial

control and financial planning
d)

the appointment and removal of

the persons entrusted with

management and representation

of
the Company
e)

the ultimate supervision of the

persons entrusted with management

of the Company,

specifically
in view of their compliance with

law, these Articles

of Incorporation, the regulations

and directives
f)

the preparation of the business

report, the compensation report,

and the report on non-financial
matters, and other reports as required

by law, if any
10/18

g)

the preparation of the General

Meetings of Shareholders

as well as the implementation

of the
resolutions adopted by the General

Meetings of Shareholders
h)

the adoption of resolutions concerning

a change of the share capital

to the extent that such
power is vested in the Board

of Directors, and of resolutions

concerning the confirmation

of
capital changes and corresponding

amendments to the Articles

of Incorporation (including
deletions), as well as making

the required report on the capital

increase

i)

the submission of a petition for

debt-restructuring moratorium

and the notification of the court

if
liabilities exceed assets.
2

In addition, the Board of Directors

may pass resolutions with respect

to all matters that are not
reserved to the authority of the

General Meeting of Shareholders

by law or under these Articles

of
Incorporation.
ARTICLES OF INCORPORATION
Delegation of Powers
Article 26
Subject to Art. 25 of these Articles

of Incorporation, the Board

of Directors may delegate

management of
the Company in whole or in

part to individual directors or to

third persons pursuant to

regulations
governing the internal organization

or by adopting a resolution.
Signature
Power
Article 27
The due and valid representation

of the Company by members

of the Board of Directors

or other persons
shall be set forth in regulations

governing the internal organization.
C. Compensation Committee
Number of Members
Article 28
The Compensation Committee shall

consist of no fewer than

three members of the Board

of Directors.
Election, Term
of Office
Article 29
1

The members of the Compensation

Committee shall be individually

elected by the General Meeting
of Shareholders for a term of

office extending until completion

of the next Ordinary General

Meeting
of Shareholders.
2

Members whose terms of office

have expired shall be immediately

eligible for re-election.
3

If there are vacancies on the

Compensation Committee,

the Board of Directors

may appoint
substitute members from among

its members for a term of office

extending until completion

of the
next Ordinary General Meeting

of Shareholders.
Organization of the
Compensation
Committee
Article 30
1

The Compensation Committee shall

constitute itself. The Board

of Directors shall elect

the chairman
of the Compensation Committee.
2

The Board of Directors shall

issue regulations establishing

the organization and decision-making
process of the Compensation

Committee.
Powers
Article 31
1

The Compensation Committee shall

support the Board of Directors

in establishing and reviewing

the
compensation strategy and guidelines

as well as in preparing the

proposals to the General Meeting
of Shareholders regarding the compensation

of the Board of Directors

and of the Executive
Committee and may submit proposals

to the Board of Directors

in other compensation-related
issues.

11/18

2

The Board of Directors shall

determine in regulations for

which positions of the Board

of Directors
and of the Executive Committee

the Compensation Committee

shall submit proposals for

the
performance metrics, target values

and the compensation to the

Board of Directors,

and for which
positions it shall itself determine,

in accordance with the Articles

of Incorporation and the
compensation guidelines established

by the Board of Directors, the

performance metrics, target
values and the compensation.

3

The Board of Directors may

delegate further tasks to

the Compensation Committee

that shall be
determined in regulations.
ARTICLES OF INCORPORATION
D. Auditors
Term, Powers
and Duties
Article 32
The Auditors, which shall be

elected by the General Meeting

of Shareholders each year,

shall have the
powers and duties vested in

them by law.

12/18

—
SECTION 4

Compensation of the Members
of the Board of Directors and of
the Executive Committee
General
Compensation
Principles
Article 33
1

Compensation of the members

of the Board of Directors consists

of fixed compensation. Total
compensation shall take into account

position and level of responsibility

of the recipient.
2

Compensation of the members

of the Executive Committee consists

of fixed and variable
compensation elements. Fixed compensation

comprises the base salary

and other compensation
elements. Variable

compensation may comprise

short-term and long-term

variable compensation
elements. Total

compensation shall take

into account position

and level of responsibility of

the
recipient.
3

Short-term variable compensation

elements shall be governed

by performance metrics that

take into
account the performance of the

Company, the

group or parts thereof, targets

in relation to the market,
other companies or comparable

benchmarks and/or individual

targets, and achievement

of which is
generally measured during a one-year

period. Depending on achieved

performance, the compensation
may amount to a multiplier

of target level.
4

Long-term variable compensation

elements shall be governed

by performance metrics

that take into
account strategic and/or financial

objectives, achievement of which

is generally measured

during a
perennial period, as well as retention

elements. Depending on achieved

performance, the
compensation may amount to a

multiplier of target level.
5

The Board of Directors or,

to the extent delegated to

it, the Compensation Committee

shall determine
the performance metrics and target

levels of the short-

and long-term variable compensation

elements,
as well as their achievement.
6

Compensation may be paid in the

form of cash, shares,

or in the form of other types

of benefits; for the
Executive Committee, compensation

may in addition be paid in the

form of share-based

instruments or
units. The Board of Directors

or, to the extent

delegated to it, the Compensation

Committee shall
determine grant, vesting, exercise

and forfeiture conditions. In

particular, they

may provide for
continuation, acceleration or removal

of vesting and exercise conditions,

for payment or grant

of
compensation based upon assumed

target achievement, or for

forfeiture, in each case in

the event of
pre-determined events such as a

change-of-control or termination

of an employment or mandate
agreement. The Company may

procure the required shares

through purchases in the

market or by
using contingent share capital.
7

Compensation may be paid

by the Company or companies controlled

by it.
ARTICLES OF INCORPORATION
Approval of
Compensation by the
General Meeting of
Shareholders
Article 34
1

The General Meeting of Shareholders

shall approve the proposals

of the Board of Directors

in
relation to the maximum aggregate

amounts of:

a)

compensation of the Board of

Directors for the next term

of office
b)

compensation of the Executive Committee

for the following financial

year.
2

The Board of Directors may

submit for approval by the General

Meeting of Shareholders

deviating or
additional proposals relating

to the same or different

periods.

13/18

3

In the event the General Meeting

of Shareholders does not

approve a proposal of the

Board of
Directors, the Board of Directors

shall determine, taking into

account all relevant factors, the
respective (maximum) aggregate

amount or (maximum) partial

amounts, and submit the

amount(s)
so determined for approval by

a General Meeting of Shareholders.
4

Compensation may be paid

out prior to approval by the

General Meeting of Shareholders

subject to
subsequent approval.
5

If variable compensation is approved

prospectively, the

Board of Directors shall submit

the
compensation report to the General

Meeting of Shareholders for

a consultative vote.
Supplementary
Amount for Changes
to the Executive
Committee
Article 35
If the maximum aggregate amount

of compensation already

approved by the General Meeting

of
Shareholders is not sufficient

to also cover the compensation

of one or more persons who

become
members of the Executive Committee

after the General Meeting

of Shareholders has approved

the
compensation of the Executive Committee

for the relevant period, then

the Company or companies
controlled by it shall be authorized

to pay such members

a supplementary amount during

the
compensation period(s) already

approved. The supplementary

amount per compensation

period shall not
exceed 30 percent of the maximum

aggregate amount of compensation

of the Executive Committee

last
approved.

14/18

ARTICLES OF INCORPORATION
—
SECTION 5
Agreements with Members of
the Board of Directors and the
Executive Committee, Credits
Agreements with
Members of the Board
of Directors and the
Executive Committee
Article 36
1

The Company or companies controlled

by it may enter into agreements

for a fixed term or for an
indefinite term with members

of the Board of Directors relating

to their compensation. Duration

and
termination shall comply with

the term of office and

the law.
2

The Company or companies controlled

by it may enter into employment

agreements for a fixed term
or for an indefinite term with members

of the Executive Committee.

Employment agreements for

a
fixed term may have a maximum

duration of one year.

Renewal is possible. Employment

agreements
for an indefinite term may have a

termination notice period of

maximum twelve months.
3

The Company or companies controlled

by it may enter into non-compete

agreements with members
of the Executive Committee for

the time after termination

of employment. Their

duration shall not
exceed one year, and

consideration paid for such

non-compete undertaking shall

not exceed the last
total annual compensation of such

member of the Executive Committee

but shall in no event exceed
the average of the compensation

of the last three fiscal years

.
Credits
Article 37
Credits may not be granted to

a member of the Board of Directors

or of the Executive Committee.
15/18

—
SECTION 6

Mandates Outside the Group
Mandates Outside
the Group
Article 38
1

No member of the Board of Directors

may hold more than ten additional

mandates, of which no more
than four may be in listed companies.
2

No member of the Executive Committee

may hold more than five mandates,

of which no more than
one may be in a listed company.
3

The following mandates shall

not be subject to the limitations

set forth in paras. 1 and

2 of this
Article:
a)

mandates in companies which

are controlled by the Company

or which control the Company;
b)

mandates held at the request

of the Company or companies

controlled by it. No member

of the
Board of Directors or of the

Executive Committee shall

hold more than ten such

mandates; and
c)

mandates in associations, charitable

organizations, foundations, trusts,

employee welfare
foundations, educational institutions,

nonprofit institutions and

other similar organizations. No
member of the Board of Directors

or of the Executive Committee

shall hold more than

twenty-five
such mandates.
4

Mandates shall mean mandates

in comparable functions at

other enterprises with an economic
purpose. Mandates in different

legal entities that are under

joint control or same beneficial

ownership
are deemed one mandate.
ARTICLES OF INCORPORATION
16/18

ARTICLES OF INCORPORATION
—
SECTION 7
Annual Financial Statements,
Consolidated Financial
Statements and Profit
Allocation
Fiscal Year,

Business
Report
Article 39
1

The fiscal year shall close as

of December 31 of each year,

closing for the first time on

December 31,
1999.

2

For each fiscal year,

the Board of Directors shall

prepare a business report,

which consists of a
management report as well as

annual financial statements

and consolidated financial

statements, in
accordance with the applicable

provisions of the Swiss Code

of Obligations and established
accounting principles.
Allocation of Profit
Shown on the Balance
Sheet, Reserves
Article 40
1

The profit shown on the balance

sheet shall be allocated by

the General Meeting of Shareholders
within the limits set by applicable

law. The Board

of Directors shall submit

its proposals to the
General Meeting of Shareholders.

2

In addition to the reserves required

by law, and subject

to applicable law,

the General Meeting of
Shareholders may create other

reserves.
3

Dividends that have not been collected

within five years after their

expiry date shall pass to the
Company and be allocated to

the profit reserves.

17/18

ARTICLES OF INCORPORATION
—
SECTION 8
Means of Publication,
Communications
Means of Publication,
Communications
Article 41
1
The official publication organ of the

Company shall be the Swiss Official

Gazette of Commerce.
2
Notices by the Company to the shareholders

may, at the

election of the Board of Directors, be validly

given
by publication in the Swiss Official

Gazette of Commerce or in a form that allows proof

by text.

18/18